[front cover]
[MFS logo]
MFS(SM)
INVESTMENT MANAGEMENT

MFS(R) Multimarket Income Trust

Annual Report
for Year Ended
October 31, 1997

Dear Shareholders:
For the 12 months ended October 31, 1997, the Trust had a total return of 8.93%, based on its beginning and ending stock market prices and assuming the reinvestment of all distributions paid during the period. The Trust's total return based on its net asset value (NAV) was 10.01% for the same period. In March, the Trust celebrated its 10th anniversary. For the 10 years ended October 31, 1997, annual returns to shareholders on an NAV basis exceeded 10% (10.51%).

We believe the Trust continues to benefit from its innovative share repurchase program. This program, which was implemented in April 1996 and reinstated in March 1997, authorizes the Trust to repurchase up to 10% of its outstanding shares annually. The Trust captures the difference between its NAV and its market price when it repurchases shares and pays the captured value to its shareholders with their regular monthly distributions.

The past year has seen an astonishing shrinkage in bond yield levels across the world's fixed-income markets. With these falling yields, we have also witnessed a rapid shrinkage in yield premiums, or the advantages usually inherent in lower-rated bond categories. These two events are symptomatic of a world financial system awash in excess funds. Fed by Japan's lethargic economy and its remarkably low government bond rates, and by continued accommodation in European monetary policy, this liquidity wave has propelled prices of corporate and emerging market bonds upward in every category. Furthermore, the U.S. economy has continued to expand, with no signs of inflation. Emboldened investors seeking yield have gone abroad with great confidence. The only global concerns arose in Asia, which was mired in a widespread currency crisis. Especially hard hit were Thailand and Malaysia, two countries in which we owned no bonds. Only 2% of the Trust's assets were in Asia at the time of the August crisis, and those bonds were in two solid companies in Indonesia.

The Trust has been able to take advantage of these conditions for another fiscal year. The Trust's mandate allows us the flexibility to sort and rearrange assets with changes as they occur in the markets. The following gives a general overview of these specific markets and how our strategies differ for each.

U.S. Government Sector
Earlier this year we abandoned our cautious view on U.S. Treasuries and went to a strategy of trading "the range," which is to say we would sell U.S. government bonds near yields of 6.25% and buy them back when they approached yields of 6.75%. This reflected our view that no major change in interest-rate levels was under way. On October 31, 1997, the Trust's weighting in U.S. Treasuries, mortgages, and government agencies was 19.3% of assets.

Corporate Bond Sector
Once again, this market has confounded skeptics and posted impressive returns. Spurred by growing mutual fund interest and favorable takeovers in the telecommunications industry, returns again were in double digits. Research remains the key to success in this sector. Our current weighting is at approximately 41.5%.

International Bond Sector
A year ago, we began shifting assets away from this sector and are now close to a 13.4% weighting. Of the world's major bond markets, this sector has been the worst-performing market thus far in 1997.

Crossover Bonds
These bonds, falling neither in the categories of high yield nor investment grade, have been the source of considerable capital gains for the Trust this year. Almost exclusively comprised of utility bonds, one after another has been upgraded by rating agencies and has improved in price. We are now 11% invested in crossover credits.

Emerging Market Sector
The star performer again this year, large returns have been seen in Brazil, Argentina, Mexico, and Eastern Europe. We are limited to a 19.5% exposure in this area but have been using the maximum allowable to take advantage of what we regard as cheap bond valuations. Several upgrades by rating agencies have occurred in this sector in 1997. These holdings are all in U.S. dollars.

We remain committed to achieving relatively low volatility of both returns and NAVs for the Trust by employing many fixed-income asset classes and changing the mix of assets in a disciplined manner. We focus primarily on seeking relative value in a risk-adjusted framework, while continuing to rely on deep analysis and research in selecting securities.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/s/ A. Keith Brodkin


A. Keith Brodkin
Chairman and President


/s/ James T. Swanson



James T. Swanson
Portfolio Manager

November 14, 1997
-------------------------------------------------------------------------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Performance Summary
(For the year ended October 31, 1997)

Net Asset Value Per Share
October 31, 1996                 $7.79
October 31, 1997                 $7.71

New York Stock Exchange Price
October 31, 1996                 $7.125
December 17, 1996 (low)*         $6.500
July 22, 1997 (high)*            $7.500
October 31, 1997                 $7.125

*For the period November 1, 1996, through October 31, 1997.

Federal Income Tax Information on
Distributions
(for the year ended October 31, 1997)

The Trust has made no long-term capital gain distributions for tax purposes during the year end October 31, 1997.

Distributions eligible for the 70% dividends-received deduction for corporations came to 0.82%.

Tax Form Summary
In January 1998, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1997.

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders
As of October 31, 1997, our records indicate that there are 17,107 registered shareholders and approximately 67,800 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

          State Street Bank and Trust Company
          P.O. Box 8200
          Boston, MA 02266-8200
          1-800-637-2304

New York Stock Exchange Symbol
The New York Stock Exchange symbol is MMT.


Results of Shareholder Meeting
At the annual meeting of shareholders of MFS(R) Multimarket Income Trust, which was held on October 15, 1997, the following actions were taken:

Item 1. The election of William J. Poorvu, Arnold D. Scott, Jeffrey L. Shames, and David B. Stone as Trustees of the Trust.

                               Number of Shares
Nominee               For             Withhold Authority
-------------------   ------------   -------------------
William J. Poorvu     70,152,244               1,216,838
Arnold D. Scott       69,984,282               1,384,800
Jeffrey L. Shames     69,725,956               1,643,126
David B. Stone        70,162,364               1,206,718

Trustees continuing in office who were not subject to re-election at this meeting are A. Keith Brodkin, Richard B. Bailey, Charles W. Schmidt, Elaine R. Smith, Peter G. Harwood, J. Atwood Ives and Lawrence T. Perera.

Item 2.

The ratification of the selection of Ernst & Young LLP as the independent accountants to be employed by the Trust for the fiscal year ended October 31, 1997.

                           Number of Shares
                           -----------------
For                               70,059,384
Against                              402,399
Abstain                              907,299

Investment Objective and Policy
The investment objective of MFS Multimarket Income Trust is to provide a high level of current income through investments in fixed-income securities.

The Trust will attempt to achieve this objective by allocating portfolio assets among various categories of fixed-income securities. MFS will monitor the Trust's portfolio performance on an ongoing basis and will reallocate assets in response to actual and anticipated market and economic changes. In pursuing this objective, preservation of capital will be a consideration, although capital appreciation, if any, will be incidental. The Trust may enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan
The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Portfolio of Investments -- October 31, 1997
Bonds -- 93.0%

                                    Principal Amount
Issuer                               (000 Omitted)         Value
U.S. Bonds -- 60.8%
Advertising -- 0.2%
Outdoor Systems, Inc.,
  8.875s, 2007  ..................        $1,525          $1,574,562
                                                          ----------
Aerospace -- 0.4%
Howmet Corp., 10s, 2003  .........        $2,775          $2,969,250
K & F Industries, Inc., 9.25s,
  2007##  ........................           200             201,500
                                                          ----------
                                                          $3,170,750
                                                          ----------
Automotive -- 1.3%
Exide Corp., 10s, 2005   .........        $2,750          $2,887,500
Hayes Wheels International,
  Inc., 9.125s, 2007##   .........         2,000           2,060,000
Lear Corp., 9.5s, 2006   .........         1,725           1,880,250
Titan Wheel International, Inc.,
  8.75s, 2007   ..................         2,650           2,742,750
                                                          ----------
                                                          $9,570,500
                                                          ----------
Banks and Credit
  Companies -- 0.2%
Johns Manville International
  Group, Inc., 10.875s, 2004   .          $1,000          $1,120,000
                                                          ----------
Broadcasting -- 0.3%
American Radio Systems
  Corp., 9s, 2006  ...............        $1,700          $1,806,250
                                                          ----------
Building -- 1.0%
Nortek, Inc., 9.875s, 2004  ......        $2,600          $2,665,000
Nortek, Inc., "B", 9.25s, 2007               775             798,250
UDC Homes, Inc., Trust 14.5s,
  2000+   ........................            29              16,115
USG Corp., 9.25s, 2001   .........         3,150           3,346,875
                                                          ----------
                                                          $6,826,240
                                                          ----------
Business Services -- 0.2%
Iron Mountain, Inc., 8.75s,
  2009##  ........................        $1,600          $1,616,000
Iron Mountain, Inc., 10.125s,
  2006 ...........................           150             162,750
                                                          ----------
                                                          $1,778,750
                                                          ----------
Chemicals -- 0.7%
Harris Chemical North
  America, Inc., 10.25s, 2001             $  775          $  798,250
NL Industries, Inc., 11.75s,
  2003 ...........................         2,105           2,315,500
UCC Investors Holdings, Inc.,
  0s to 1998, 12s, 2005  .........           600             570,000
UCC Investors Holdings, Inc.,
  10.5s, 2002   ..................         1,025           1,122,375
                                                          ----------
                                                          $4,806,125
                                                          ----------

                                    Principal Amount
Issuer                               (000 Omitted)          Value
U.S. Bonds -- continued
Consumer Goods and
  Services -- 1.1%
Kindercare Learning Centers,
  Inc., "B", 9.5s, 2009  .........        $  350          $  343,000
Reeves Industries, Inc., 11s,
  2002#*  ........................           700             521,500
Sealy Corp., 10.25s, 2003   ......         2,250           2,396,250
Westpoint Stevens, Inc.,
  9.375s, 2005  ..................         4,525           4,728,625
                                                          ----------
                                                          $7,989,375
                                                          ----------
Containers -- 1.1%
Building Materials Corp., 8s,
  2007##  ........................        $1,100          $1,083,500
Gaylord Container Corp.,
  12.75s, 2005  ..................           170             184,875
Gaylord Container Corp., "B",
  9.75s, 2007   ..................         2,400           2,418,000
Silgan Holdings Inc., 9s, 2009             1,500           1,522,500
Stone Container Corp.,
  9.875s, 2001  ..................           750             761,250
Synthetic Industries, Inc., "B",
  9.25s, 2007   ..................         1,750           1,811,250
                                                          ----------
                                                          $7,781,375
                                                          ----------
Defense Electronics -- 0.4%
Alliant Techsystem, Inc.,
  11.75s, 2003  ..................        $1,100          $1,199,000
United Defense Industries,
  Inc., 8.75s, 2007## ............         1,550           1,550,000
                                                          ----------
                                                          $2,749,000
                                                          ----------
Electrical Equipment
Keystone Consolidated
  Industries, Inc., 9.625s,
  2007##  ........................        $  400          $  414,000
                                                          ----------
Electronics
E & S Holdings Corp.,
  10.375s, 2006 ..................        $  375          $  318,750
                                                          ----------
Entertainment -- 1.2%
AMC Entertainment, Inc., 9.5s,
  2009 ...........................        $2,400          $2,460,000
Cinemark USA, Inc., 9.625s,
  2008 ...........................           750             765,000
Turner Broadcasting Systems,
  Inc., 8.375s, 2013  ............         5,000           5,454,100
                                                          ----------
                                                          $8,679,100
                                                          ----------
Financial Institutions -- 2.9%
Americo Life, Inc., 9.25s,
  2005 ...........................        $2,650          $2,706,312

                                      Principal Amount
Issuer                                 (000 Omitted)          Value
U.S. Bonds -- continued
Financial Institutions -- continued
APP Global Finance V Ltd.,
  2s, 2000##   .....................        $1,000          $   940,000
Jefferies Group, Inc., 7.5s,
  2007## ...........................         2,500            2,543,750
Leucadia Capital Trust,
  8.65s, 2027  .....................         1,500            1,604,775
Leucadia National Corp.,
  7.75s, 2013  .....................         9,585            9,942,904
Leucadia National Corp.,
  8.25s, 2005  .....................         2,000            2,148,140
Merrill Lynch Mortgage
  Investors, Inc., 8.103s,
  2023+  ...........................         1,200            1,125,938
                                                            -----------
                                                            $21,011,819
                                                            -----------
Food and Beverage
  Products -- 1.1%
Borden, Inc., 8.375s, 2016 .........        $3,750          $ 3,833,437
Borden, Inc., 9.25s, 2019  .........           750              781,298
Coca-Cola Bottling Group,
  Inc., 9s, 2003  ..................         1,000            1,020,000
Specialty Foods Corp.,
  10.25s, 2001 .....................         1,350            1,343,250
Texas Bottling Group, Inc.,
  9s, 2003  ........................         1,000            1,015,000
                                                            -----------
                                                            $ 7,992,985
                                                            -----------
Forest and Paper
  Products -- 0.2%
Calmar, Inc., 11.5s, 2005  .........        $1,000          $ 1,090,000
                                                            -----------
Information, Paging, and
  Technology -- 1.1%
NEXTEL Communications,
  Inc., 0s to 1999, 9.75,
  2004   ...........................        $1,500          $ 1,260,000
NEXTEL Communications,
  Inc., 0s to 2002, 9.75s,
  2007## ...........................           300              171,000
Paging Network, Inc., 8.875s,
  2006   ...........................         4,100            3,936,000
Sprint Spectrum LP, 0s to
  2001, 12.5s, 2006  ...............         3,000            2,280,000
Sprint Spectrum LP, 11s,
  2006   ...........................           300              333,000
                                                            -----------
                                                            $ 7,980,000
                                                            -----------
Insurance -- 0.3%
Residential Reinsurance Ltd.
  "A", 8.363s, 2008+ ...............        $2,000          $ 2,026,250
                                                            -----------

                                      Principal Amount
Issuer                                 (000 Omitted)          Value
U.S. Bonds -- continued
Machinery -- 0.4%
AGCO Corp., 8.5s, 2006  ............        $2,750          $ 2,846,250
                                                            -----------
Medical and Health
  Products -- 0.2%
Polymer Group, Inc., "B",
  9s, 2007  ........................        $1,645          $ 1,628,550
                                                            -----------
Medical and Health Technology
  and Services -- 0.4%
Beverly Enterprises, Inc.,
  9s, 2006  ........................        $1,100          $ 1,144,000
Quorum Health Group, 8.75s,
  2005   ...........................           200              208,000
Tenet Healthcare Corp.,
  8.625s, 2007 .....................           450              461,250
Tenet Healthcare Corp.,
  10.125s, 2005   ..................         1,050            1,144,500
                                                            -----------
                                                            $ 2,957,750
                                                            -----------
Metals and Minerals -- 0.9%
Commonwealth Aluminum
  Corp., 10.75s, 2006   ............        $1,000          $ 1,075,000
Haynes International, Inc.,
  11.625s, 2004   ..................         2,200            2,530,000
Kaiser Aluminum & Chemical
  Corp., 9.875s, 2002   ............         2,640            2,719,200
                                                            -----------
                                                            $ 6,324,200
                                                            -----------
Oil Services -- 2.0%
AmeriGas Partners, LP,
  10.125s, 2007   ..................        $  600          $   642,000
Clark Oil Refining Corp.,
  10.5s, 2001  .....................         2,000            2,070,000
Clark USA, Inc., 10.875s, 2005      .          995            1,079,575
Enserch Exploration, Inc.,
  7.54s, 2009##   ..................         3,500            3,532,900
Falcon Drilling, Inc., 8.875s,
  2003   ...........................         1,750            1,850,625
Falcon Holdings Group, Inc.,
  11s, 2003 ........................         2,675            2,808,294
Ferrell Gas LP, 10s, 2001  .........         1,600            1,704,000
Noble Drilling Corp., 9.125s,
  2006   ...........................           800              888,336
                                                            -----------
                                                            $14,575,730
                                                            -----------
Printing and Publishing -- 0.2%
Day International Group, Inc.,
  11.125s, 2005   ..................        $1,000          $ 1,065,000
Golden Books Publishing, Inc.,
  7.65s, 2002  .....................           575              546,250
                                                            -----------
                                                            $ 1,611,250
                                                            -----------

                                    Principal Amount
Issuer                               (000 Omitted)          Value
U.S. Bonds -- continued
Real Estate -- 1.0%
Dynex Capital, Inc., 7.875s,
  2002 ...........................        $3,000          $ 3,044,070
George Town Real Estate Ltd.,
  5.9s, 2007+   ..................         4,000            4,066,000
                                                          -----------
                                                          $ 7,110,070
                                                          -----------
Restaurants and Lodging -- 0.2%
Red Roof Inns, Inc., 9.625s,
  2003 ...........................        $1,750          $ 1,811,250
                                                          -----------
Retail -- 1.2%
Cole National Group, Inc.,
  8.625s, 2007##   ...............        $1,300          $ 1,274,000
Finlay Fine Jewelry Corp.,
  10.625s, 2003 ..................         2,760            2,904,900
Parisian, Inc., 9.875s, 2003   ...           400              423,000
Revlon Consumer Products
  Corp., 10.5s, 2003  ............         3,550            3,763,000
Shoppers Food Warehouse
  Corp., 9.75s, 2004##   .........           785              785,000
                                                          -----------
                                                          $ 9,149,900
                                                          -----------
Special Products and
  Services -- 1.8%
AAF-McQuay, Inc., 8.875s,
  2003 ...........................        $2,075          $ 2,069,812
Blount, Inc., 9s, 2003   .........         1,250            1,300,000
Fairfield Manufacturing Corp.,
  11.375s, 2001 ..................         1,780            1,891,250
Idex Corp., 9.75s, 2002  .........           860              890,100
IMO Industries, Inc., 11.75s,
  2006 ...........................         1,650            1,815,000
Interlake Revolver Corp., 12s,
  2001 ...........................           750              825,000
Interlake Revolver Corp.,
  12.125s, 2002 ..................         1,400            1,463,000
Interlake Revolver Corp., "B",
  8.438s, 1999##   ...............           189              188,308
Thermadyne Industries
  Holdings Corp., 10.75s,
  2003 ...........................         2,250            2,385,000
                                                          -----------
                                                          $12,827,470
                                                          -----------
Steel -- 0.8%
Alaska Steel Holdings Corp.,
  10.75s, 2004  ..................        $2,078          $ 2,223,460
Alaska Steel Holdings Corp.,
  9.125s, 2006  ..................         1,500            1,560,000
WCI Steel, Inc., 10s, 2004  ......         2,000            2,080,000
                                                          -----------
                                                          $ 5,863,460
                                                          -----------

                                    Principal Amount
Issuer                               (000 Omitted)          Value
U.S. Bonds -- continued
Stores -- 0.3%
Pathmark Stores, Inc., 9.625s,
  2003 ...........................        $2,400          $ 2,232,000
                                                          -----------
Supermarkets -- 0.3%
Carr-Gottstein Foods Co., 12s,
  2005 ...........................        $1,000          $ 1,105,000
Ralph's Grocery Co., 10.45s,
  2004 ...........................         1,000            1,102,500
                                                          -----------
                                                          $ 2,207,500
                                                          -----------
Telecommunications -- 9.0%
Adelphia Communications
  Corp. "B", 9.875s, 2007   ......        $  575          $   577,875
Allbritton Communications Co.
  "B", 9.75s, 2007 ...............         1,005            1,012,538
Brooks Fiber Properties, Inc.,
  0s to 2001, 10.875s,
  2006 ...........................         2,390            1,947,850
Brooks Fiber Properties, Inc.,
  10s, 2007  .....................           200              227,000
Cablevision Industries Corp.,
  9.25s, 2008   ..................         1,150            1,257,548
Chancellor Media Corp.,
  8.75s, 2007## ..................         1,000            1,005,000
Charter Communication LP,
  11.25s, 2006  ..................         1,000            1,080,000
Comcast Corp., 9.375s, 2005       .        3,040            3,192,000
Continental Cablevision, Inc.,
  9.5s, 2013 .....................         5,000            5,735,850
Echostar Communications
  Corp., 0s to 1999,
  12.875s, 2004 ..................         1,450            1,290,500
Echostar Satellite
  Broadcasting Corp., 0s to
  2000, 13.125s, 2004 ............           750              603,750
Fox/Liberty Networks LLC,
  Inc., 8.875s, 2007##   .........         1,450            1,450,000
Globalstar Telecommunications
  LP, 11.375s, 2004   ............         1,500            1,488,750
Granite Broadcasting Corp.,
  10.375s, 2005 ..................         2,220            2,242,200
ICG Holdings, Inc., 0s to
  2001, 12.5s, 2006   ............         3,500            2,572,500
Intermedia Capital Partners IV,
  LP, 11.25s, 2006 ...............         1,300            1,423,500
ITC Deltacom, Inc., 11s,
  2007 ...........................           300              322,500
Jones Intercable, Inc.,
  8.875s, 2007  ..................         1,500            1,530,000

                                   Principal Amount
Issuer                              (000 Omitted)          Value
U.S. Bonds -- continued
Telecommunications -- continued
Lenfest Communications, Inc.,
  10.5s, 2006  ..................        $   500         $   542,500
Marcus Cable Operating Co.,
  0s to 1999, 13.5s, 2004  ......          4,250           3,846,250
Millicom International Cellular
  Communications Corp., 0s
  to 2001, 13.5s, 2006  .........            700             525,000
Mobile Telecommunication
  Technologies Corp., 13.5s,
  2002   ........................          1,000           1,132,500
Orion Network Systems, Inc.,
  11.25s, 2007 ..................          1,625           1,852,500
Orion Network Systems, Inc.,
  12.5s, 2007  ..................            700             511,000
PanAmSat LP/Capital Corp.,
  12.75s, 2005[dbldag]  .........          3,827           4,439,320
PanAmSat LP/Capital Corp.,
  0s to 1998, 11.375s,
  2003   ........................          8,000           7,980,960
Qwest Communications
  International, Inc. "B",
  10.875s, 2007   ...............            750             847,500
T/SF Communications Corp.,
  10.375s, 2007## ...............            800             784,000
TCI Communications
  Financing III, 9.65s, 2027  ...          5,000           5,744,350
Teleport Communications
  Group, Inc., 0s to 2001,
  11.125s, 2007   ...............          2,875           2,249,687
Turner Broadcasting Systems,
  Inc., 8.4s, 2024   ............          3,000           3,157,590
Western Wireless Corp., "A",
  10.5s, 2007  ..................          1,500           1,608,750
WorldCom, Inc., 8.875s,
  2006   ........................            900             981,639
                                                         -----------
                                                         $65,162,907
                                                         -----------
Transportation -- 0.3%
CHC Helicopter Corp.,
  11.5s, 2002  ..................        $ 1,425         $ 1,519,406
Moran Transportation Co.,
  11.75s, 2004 ..................            600             674,250
                                                         -----------
                                                         $ 2,193,656
                                                         -----------
U.S. Federal Agencies -- 12.4%
Financing Corp., 9.4s,
  2018   ........................        $12,000         $15,988,080
Federal Home Loan Mortgage
  Corp., 7.5s, 2027  ............         11,741          12,001,132

                                   Principal Amount
Issuer                              (000 Omitted)          Value
U.S. Bonds -- continued
U.S. Federal Agencies -- continued
Federal National Mortgage
  Assn., 7s, 2026 ...............        $ 6,327         $ 6,346,879
GNMA, 7s, 2022 -- 2024  .........         18,137          18,278,124
GNMA, 7.5s, 2002 -- 2027   ......         12,901          13,219,599
GNMA, 8s, 2026 -- 2026  .........          9,178           9,525,124
GNMA, 8.5s, 2026  ...............         13,541          14,196,297
                                                         -----------
  Total U.S. Federal Agencies  ........................  $89,555,235
                                                         -----------
U.S. Government
  Guaranteed -- 6.9%
U.S. Treasury Bonds, 6.375s,
  2027   ........................        $19,550         $20,148,621
U.S. Treasury Bonds, 11.25s,
  2015   ........................          6,820          10,517,736
U.S. Treasury Bonds, 12s,
  2005   ........................         14,000          19,129,740
                                                         -----------
  Total U.S. Government Guaranteed   ..................  $49,796,097
                                                         -----------
Utilities -- Electric -- 8.5%
Beaver Valley Funding Corp.,
  9s, 2017  .....................        $ 4,624         $ 5,124,825
BVPS II Funding Corp., 8.68s,
  2017   ........................          1,000           1,086,910
Cleveland Electric Illuminating
  Co., 9s, 2023   ...............          2,000           2,201,240
El Paso Electric Co., 8.9s,
  2006   ........................          3,425           3,731,092
El Paso Electric Co., 9.4s,
  2011   ........................          3,000           3,379,500
First PV Funding Corp.,
  10.15s, 2016 ..................          2,820           3,030,485
First PV Funding Corp., 10.3s,
  2014   ........................          1,772           1,938,904
Midland Cogeneration Venture
  Corp., 10.33s, 2002   .........          5,651           6,201,869
Niagara Mohawk Power Corp.,
  8.77s, 2018  ..................          9,085           9,708,504
Niagara Mohawk Power Corp.,
  9.75s, 2005  ..................          4,000           4,550,200
North Atlantic Energy, 9.05s,
  2002   ........................          1,835           1,864,342
Northeast Utilities "B", 8.38s,
  2005   ........................            126             126,232
Texas & New Mexico Power
  Co., 10.75s, 2003  ............          6,790           7,401,100
Texas & New Mexico Power
  Co., 12.5s, 1999   ............          6,700           7,136,639
Waterford 3 Funding Corp.,
  8.09s, 2017  ..................          3,500           3,675,315
                                                         -----------
                                                         $61,157,157
                                                         -----------

                                    Principal Amount
Issuer                              (000 Omitted)           Value
U.S. Bonds -- continued
Utilities -- Gas -- 0.3%
Maxus Energy Corp., 9.875s,
  2002   ........................   $2,000               $  2,148,140
                                                         ------------
  Total U.S. Bonds .................................     $439,844,403
                                                         ------------
Foreign Bonds -- 32.2%
Argentina -- 4.1%
Republic of Argentina, 6.75s,
  2005   ........................   $5,280               $  4,501,200
Republic of Argentina, 9.75s,
  2027   ........................   16,105                 12,610,215
Republic of Argentina, 11.75s,
  2007## ........................    1,500                  1,222,500
Telecom Argentina, 12s, 2002
  (Telecommunications)  .........    5,000                  5,662,500
Autopistas Del Sol SA "B",
  10.25s, 2009##  ...............    3,000                  2,700,000
Hidroelectrica Alicura, 8.375s,
  1999 (Electric Utilities)## ...    2,400                  2,376,000
Industrias Metalurgicas
  Pescarm, 9.5s, 2002
  (Electric Utilities)##   ......      750                    699,375
                                                         ------------
                                                         $ 29,771,790
                                                         ------------
Australia -- 2.2%
Commonwealth of Australia,
  7.5s, 2005   ................. AUD 14,430              $ 11,101,991
Commonwealth of Australia,
  9.5s, 2003   ..................    5,410                  4,482,607
                                                         ------------
                                                         $ 15,584,598
                                                         ------------
Brazil -- 3.0%
Banco BMG SA, 9.625s, 2005
  (Commercial Bank)##   .........   $2,000               $  1,860,000
CSN Iron SA, 9.125s,
  2007## ........................    1,050                    895,912
Espirito Santo Centrais
  Escelsa, 10s, 2007 (Electric
  Utilities)## ..................    1,500                  1,326,390
Federal Republic of Brazil,
  10.125s, 2027   ...............    6,602                  5,058,783
Companhia Energetica de
  Minas, 9.125s, 2004
  (Electric Utilities)##   ......    3,500                  3,185,000
Federal Republic of Brazil,
  6.688s, 2006 ..................       39                     30,723
Federal Republic of Brazil,
  6.813s, 2001 ..................    1,570                  1,426,737
Federal Republic of Brazil,
  6.875s, 2009 ..................    7,000                  5,171,250

                                   Principal Amount
Issuer                              (000 Omitted)           Value
Foreign Bonds -- continued
Brazil -- continued
Leasing Bank Boston/Brazil,
  8.375s, 2004 (Finance)## ......   $  750               $    750,000
Voto Votorantim Overseas
  Trading, 8.5s, 2005
  (Finance)##  ..................    1,750                  1,592,500
                                                         ------------
                                                         $ 21,297,295
                                                         ------------
Canada -- 1.4%
Gulf Canada Resources Ltd.,
  9.25s, 2004 (Oil Services)  ...   $2,400               $  2,539,200
Repap New Brunswick, Inc.,
  10.625s, 2005 (Forest
  Products) .....................    1,800                  1,773,000
Rogers Cantel, Inc.,
  9.375s, 2008
  (Telecommunications)  .........    3,150                  3,331,125
Rogers Cablesystems, Inc.,
  9.625s, 2002
  (Telecommunications)  .........      800                    836,000
Rogers Cablesystems, Inc.,
  10.125s, 2007##
  (Telecommunications)  .........    1,500                  1,575,000
                                                         ------------
                                                         $ 10,054,325
                                                         ------------
Colombia -- 0.1%
Republic of Colombia, 8.66s,
  2016## ........................   $1,000               $  1,023,750
                                                         ------------
Ecuador -- 1.4%
Republic of Ecuador, 3.25s,
  2015   ........................   $3,281               $  1,919,198
Republic of Ecuador, 11.25s,
  2002   ........................    3,000                  2,925,000
Republic of Ecuador, 3.5s,
  2025   ........................    7,000                  3,482,500
Republic of Ecuador, 10.813s,
  2004## ........................    2,000                  2,020,000
                                                         ------------
                                                         $ 10,346,698
                                                         ------------
Greece -- 0.4%
Fage Dairy Industries SA, 9s,
  2007 (Food and Beverage
  Products) .....................   $3,000               $  2,902,500
                                                         ------------
Hong Kong -- 0.5%
Guangzhou Shen
  Superhighway Holdings,
  10.25s, 2007##  ...............   $4,000               $  3,760,000
                                                         ------------
India -- 0.3%
Power Finance Corp. Ltd.,
  7.5s, 2009 (Utilities)## ......   $2,000               $  1,823,125
                                                         ------------

                                      Principal Amount
Issuer                                 (000 Omitted)           Value
Foreign Bonds -- continued
Indonesia -- 1.5%
PT Polysindo Eka Perkasa,
  13s, 2001 (Textiles)  ............         $ 3,881         $  4,113,860
Indah Kiat Finance Mautitius
  Ltd., 10s, 2007 (Textiles)##   ...           1,750            1,590,313
Tjiwi Kimia Finance Mauritius,
  10s, 2004 (Finance)## ............           5,500            4,977,500
                                                             ------------
                                                             $ 10,681,673
                                                             ------------
Italy -- 2.2%
Republic of Italy, 9.5s, 2006 ..... ITL 7,025,000            $  5,041,207
Republic of Italy, 9.5s, 1999 ......   10,965,000               6,758,750
Republic of Italy, 8.5s, 2004 ......    5,895,000               3,923,966
                                                             ------------
                                                             $ 15,723,923
                                                             ------------
Mexico -- 4.9%
Banco Nacional de Commerce,
  8s, 2000 (Bank) ..................   $    2,500            $  2,340,000
Empresas ICA Sociedad SA,
  11.875s, 2001 (Construction)              5,000               5,372,000
Grupo Industrial Durango SA,
  12.625s, 2003 (Forest
  Products) ........................        3,850               4,095,438
TFM SA De CV, 0s to 2002,
  11.75s, 2009 (Rail Road)##  ......        2,500               1,578,125
United Mexican States, 6.25s,
  2019   ...........................        5,500               4,214,375
United Mexican States,
  6.813s, 2019 .....................          917                 820,715
United Mexican States, 6.82s,
  2019   ...........................          333                 298,035
United Mexican States,
  6.836s, 2019 .....................        1,334               1,193,930
United Mexican States, 11.5s,
  2026   ...........................       11,000              11,440,000
United Mexican States "A",
  6.25s, 2019  .....................        5,250               4,022,812
                                                             ------------
                                                             $ 35,375,430
                                                             ------------
Netherlands -- 0.1%
Polysindo International Finance
  Co., 11.375s, 2006 (Finance)         $      750            $    770,625
                                                             ------------
New Zealand -- 2.2%
Government of New Zealand,
  8s, 2001  ........................   NZD 23,920            $ 15,732,551
                                                             ------------
Panama -- 1.0%
Republic of Panama, 3.75s,
  2014   ...........................   $    2,000            $  1,400,000
Republic of Panama, 4s, 2016                3,595               2,642,292
Republic of Panama, 7.875s,
  2002   ...........................        3,500               3,510,500
                                                             ------------
                                                             $  7,552,792
                                                             ------------

                                      Principal Amount
Issuer                                 (000 Omitted)            Value
Foreign Bonds -- continued
Philippines -- 0.3%
National Power, 7.625s, 2000
  (Utilities)  .....................   $    2,000            $  2,026,000
                                                             ------------
Russia -- 1.3%
Russia Interest Note, floating
  rate 2049[sec]+ ..................   $    3,500            $  2,340,625
Russia Interest Notes, floating
  rate, 2049[sec]+   ...............        6,000               4,012,500
Russia Principal Loan, 6.625s,
  2049[sec] ........................        2,000               1,201,250
St. Petersburg Russia, 9.5s,
  2002## ...........................        1,750               1,745,625
                                                             ------------
                                                             $  9,300,000
                                                             ------------
South Korea -- 0.7%
City of Taegu, 7.375s, 2007   ......   $    4,500            $  4,218,300
Korea Development Bank,
  7.25s, 2006 (Banking) ............        1,000                 903,600
                                                             ------------
                                                             $  5,121,900
                                                             ------------
Sweden -- 1.0%
Kingdom of Sweden, 6s, 2005            SEK 13,600            $  1,790,500
Kingdom of Sweden, 10.25s,
  2000   ...........................       29,200               4,312,871
Kingdom of Sweden, 13s, 2001                8,800               1,445,440
                                                             ------------
                                                             $  7,548,811
                                                             ------------
United Kingdom -- 3.6%
Colt Telecom Group PLC, 0s
  to 2001, 12s, 2006
  (Telecommunications)  ............   $      500            $    380,000
Central Transportation Rental
  Finance Corp., 9.5s, 2003
  (Construction Services)  .........        1,431               1,525,805
Bell Cablemedia PLC, 0s to
  2000, 11.875s, 2005
  (Telecommunications)  ............        4,625               4,000,625
Diamond Cable Communications
  Corp. PLC, 0s to 2001, 11.75,
  2005 (Telecommunications)   ......        4,000               2,750,000
GPA PLC, 10.875s, 2019
  (Airlines)   .....................          250                 298,878
Newsquest Capital PLC, 11s,
  2006 (Telecommunications)   ......          450                 499,500
United Kingdom Treasury, 8s,
  2003   ...........................   GBP  9,530              16,974,607
                                                             ------------
                                                             $ 26,429,415
                                                             ------------
  Total Foreign Bonds  ......................................$232,827,201.
                                                             ------------
  Total Bonds (Identified Cost, $657,450,106)
                                                             $672,671,604
                                                             ------------
Contingent Promissory Note -- 1.4%
Cargill, Inc., interest rate linked
  to commodity index, matures
  in 2002 (Illiquid), (Identified
  Cost $10,126,434)+ ...............       10,000            $ 10,129,753
                                                             ------------

                                     Principal Amount
Issuer                                (000 Omitted)          Value
Convertible Bond -- 0.2%
Mexico -- 0.2%
Empresas ICA Sociedad SA,
  5s, 2004 (Identified Cost
  $1,261,741)  ............              $  1,500       $ 1,125,000
                                                        -----------
                                          Number of
Issuer                                     Shares
Stocks -- 0.1%
Ithaca Industries, Inc.* (Apparel
  and Textiles)   ..................       80,000       $   400,000
NEXTEL Communications, Inc.
  "A"* (Telecommunications)   ......        2,323            60,979
RJR Nabisco Holdings Corp.
  (Consumer Goods and Services) .           6,908           218,897
                                                        -----------
  Total Stocks (Identified Cost, $1,040,201)            $   679,876
                                                        -----------
Preferred Stock -- 1.8%
                                     Principal Amount
                                      (000 Omitted)
Cablevision Systems Corp.
  (Telecommunications)  ............    $  55,167       $ 6,068,370
Supermarkets General Holdings
  Corp.* (Supermarkets) ............       22,827           368,085
Time-Warner, Inc., "K"
  (Entertainment)##  ...............        2,666         3,039,240
Long Island Lighting Co.,
  7.95s, 2000 (Electric Utilities)        125,000         3,304,688
K-III Communications Corp.,
  "D"* (Publishing)  ...............        1,360           138,720
K-III Communications Corp.,
  "B" (Publishing)   ...............        1,333           142,298
                                                        -----------
  Total Preferred Stock
    (Identified Cost, $10,659,182)      ..........      $13,061,401
                                                        -----------
Warrants
                                        Number of
                                          Shares
Globalstar Telecommunications
  LP Expiration Date 2/15/04*
  (Telecommunications)  ............        1,500       $   150,000
Orion Network Systems, Inc.
  Expiration Date 1/15/07*
  (Telecommunications)  ............        1,625            16,250
Orion Network Systems, Inc.
  Expiration Date 1/15/07*
  (Telecommunications)  ............          700            14,000
                                                        -----------
  Total Warrants (Identified Cost, $116,434)            $   180,250
                                                        -----------
Rights
United Mexican States
  Expiration Date 6/30/03*
 (Identified Cost, $0)  ............    4,475,000       $         0
                                                        -----------
                                 Principal Amount
Issuer                           (000 Omitted)           Value
Short-Term Obligations -- 0.5%
CSFB Moscow Note, due
  12/30/97+
  (Identified Cost $3,682,512)             $3,750       $  3,649,515
                                                        ------------


Issuer
Repurchase Agreement -- 1.7%
Goldman Sachs Group, LP, dated 10/31/97, due 11/3/97, total to be received,
  $12,814,084 (secured by various U.S. government securities in a jointly traded account), at
  cost   .....................            $12,808       $ 12,808,000
                                                        ------------
  Total Investments
    (Identified Cost, $697,144,610 )  .........         $714,305,399

Call Options                     Principal Amount
  Written -- (0.1)%                of Contracts
Swiss Francs/Deutsche Marks/
  March/0.847 (Premiums
  Received, $154,313)   ...... CHF         22,128       $   (775,742)
Other Assets,
  Less Liabilities -- 1.4%   ....................         10,119,761
                                                        ------------
Net Assets -- 100.0%   ..........................       $723,649,418
                                                        ------------

* Non-income producing security.
## SEC Rule 144A restriction.
+ Restricted security.
[dbldag] Payment in kind.
# In default.
[sec] When-issued.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.


AUD   =   Australian Dollars
CAD   =   Canadian Dollars
CHF   =   Swiss Francs
DEM   =   Deutsche Marks
DKK   =   Danish Kroner
ESP   =   Spanish Pesetas
GBP   =   British Pounds
ITL   =   Italian Lire
NZD   =   New Zealand Dollars
SEK   =   Swedish Kroner

                       See notes to financial statements

Statement of Assets and Liabilities -- October 31, 1997


Assets:
 Investments, at value (identified cost, $697,144,610) ..............................    $714,305,399
 Cash  ..............................................................................         297,253
 Net receivable for forward foreign currency exchange contracts to sell  ............         259,238
 Net receivable for forward foreign currency exchange contracts to purchase .........         773,718
 Net receivable for forward foreign currency exchange contracts closed or subject to        2,360,309
  master netting agreements
 Receivable for interest rate swaps  ................................................          47,636
 Receivable for investments sold  ...................................................      17,392,662
 Interest and dividends receivable   ................................................      14,627,992
 Other assets   .....................................................................           6,430
                                                                                         ------------
   Total assets .....................................................................    $750,070,637
                                                                                         ------------
Liabilities:
 Distributions payable   ............................................................    $    440,827
 Payable for investments purchased   ................................................      24,686,490
 Written options outstanding, at value (premiums received, $154,313)  ...............         775,742
 Payable to affiliates -
  Management fee   ..................................................................          15,935
  Shareholder servicing agent fee ...................................................          24,000
  Administrative fee  ...............................................................             305
 Accrued expenses and other liabilities .............................................         477,920
                                                                                         ------------
   Total liabilities  ...............................................................    $ 26,421,219
                                                                                         ------------
Net assets   ........................................................................    $723,649,418
                                                                                         ============
Net assets consist of:
 Paid-in capital   ..................................................................    $709,999,123
 Unrealized appreciation on investments and translation of assets and liabilties in        20,002,449
  foreign currencies
 Accumulated net realized loss on investments and foreign currency transactions   ...      (3,821,053)
 Accumulated distributions in excess of net investment income   .....................      (2,531,101)
                                                                                         ------------
   Total  ...........................................................................    $723,649,418
                                                                                         ============
Shares of beneficial interest outstanding  ..........................................     92,880,352
                                                                                         ============
Net asset value per share (net assets [divided by] shares of beneficial interest               $ 7.79
  outstanding)                                                                           ============

                       See notes to financial statements

Statement of Operations -- Year Ended October 31, 1997


Net investment income:
 Income --
 Interest  ...............................................................    $ 63,295,037
 Dividends ...............................................................         531,705
                                                                              ------------
   Total investment income   .............................................    $ 63,826,742
                                                                              ------------
Expenses --
  Management fee .........................................................    $  5,820,180
  Trustees' compensation  ................................................         167,582
  Transfer and dividend disbursing agent fee   ...........................         297,478
  Administrative fee   ...................................................          73,518
  Interest expense  ......................................................       1,277,581
  Custodian fee  .........................................................         372,623
  Auditing fees  .........................................................          60,319
  Printing ...............................................................          27,987
  Legal fees  ............................................................           6,999
  Registration Fee  ......................................................             100
  Miscellaneous  .........................................................          74,088
                                                                              ------------
   Total expenses   ......................................................    $  8,178,455
  Fees paid indirectly ...................................................        (107,592)
                                                                              ------------
   Net expenses  .........................................................    $  8,070,863
                                                                              ------------
    Net investment income ................................................    $ 55,755,879
                                                                              ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
   Investment transactions   .............................................    $ (4,044,403)
   Written option transactions  ..........................................         141,833
   Foreign currency transactions   .......................................       4,859,484
   Futures contracts   ...................................................         (28,095)
   Interest rate swaps ...................................................         850,811
                                                                              ------------
    Net realized gain on investments and foreign currency transactions ...    $  1,779,630
                                                                              ------------
  Change in unrealized appreciation (depreciation)  --
   Investments   .........................................................    $  1,930,500
   Written options  ......................................................        (621,429)
   Translation of assets and liabilities in foreign currencies   .........       4,740,898
   Interest rate swaps ...................................................        (260,701)
                                                                              ------------
    Net unrealized gain on investments and foreign currency translation       $  5,789,268
                                                                              ------------
     Net realized and unrealized gain on investments and foreign currency     $  7,568,898
                                                                              ------------
      Increase in net assets from operations   ...........................    $ 63,324,777
                                                                              ============

                       See notes to financial statements

Statement of Changes in Net Assets


                                                                                             Year Ended October 31,
                                                                                      -------------------------------------
                                                                                          1997                1996
                                                                                      -----------------   -----------------
Increase in net assets:
From operations --
 Net investment income ............................................................    $  55,755,879       $  57,360,033
 Net realized gain on investments and foreign currency transactions ...............        1,779,630          15,514,780
 Net unrealized gain (loss) on investments and foreign currency transactions ......        5,789,268          (4,578,980)
                                                                                       -------------       -------------
  Increase in net assets from operations ..........................................    $  63,324,777       $  68,295,833
                                                                                       -------------       -------------
Distributions declared to shareholders --
 From net investment income  ......................................................    $ (57,910,460)      $ (59,181,273)
                                                                                       -------------       -------------
Trust share (principal) transactions --
 Net asset value of shares reacquired from shareholders ...........................    $ (21,646,951)      $ (50,147,707)
                                                                                       -------------       -------------
   Total decrease in net assets ...................................................    $ (16,232,634)      $ (41,033,147)
                                                                                       -------------       -------------
Net assets:
 At beginning of period   .........................................................      739,882,052         780,915,199
                                                                                       -------------       -------------
 At end of period (including accumulated undistributed investment income and accumulated distributions in excess of net investment income of ($2,531,101)
  and
  $1,035,350, respectively)  ......................................................    $ 723,649,418       $ 739,882,052
                                                                                       =============       =============

                       See notes to financial statements

Financial Highlights


                                                                             Year Ended October 31,
                                                                             -----------------------
                                                                               1997        1996
Per share data (for a share outstanding throughout each period):             ----------- -----------
Net asset value --
 beginning of period  ...................................................... $  7.71     $  7.57
                                                                             ---------   ---------
Income from investment operations# --
 Net investment income[sec] ................................................ $  0.59     $  0.57
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions  ...................................................    0.11        0.16
                                                                             ---------   ---------
  Total from investment operations   ....................................... $  0.70     $  0.73
                                                                             ---------   ---------
Less distributions declared to shareholders
 From net investment income ................................................ $ (0.62)    $ (0.59)
 From net realized gain on investments and foreign currency transactions   .    --          --
 In excess of net investment income and foreign currency transactions ......    --          --
 From paid in capital ......................................................    --          --
                                                                             ---------   ---------
  Total distributions declared to shareholders   ........................... $ (0.62)    $ (0.59)
                                                                             ---------   ---------
 Net asset value -- end of period .......................................... $  7.79     $  7.71
                                                                             =========   =========
 Per share market value -- end of period   ................................. $ 7.125     $ 7.125
 Total return   ............................................................   8.93%      19.32%
 Ratios (to average net assets)/Supplemental data [sec]
  Interest Expense .........................................................   0.18%        --
  Other Expenses ##   ......................................................   0.93%       1.11%
  Net investment income  ...................................................   7.64%       7.49%
 Portfolio turnover   ......................................................    172%        214%
 Net assets at end of period
  (000 omitted) ............................................................$723,649    $739,882
 Leverage analysis:   ......................................................
  Debt outstanding at end of period (000 omitted)   ........................ $  --       $  --
  Average daily balance of debt outstanding (000 omitted) .................. $18,854     $  --
  Average daily number of shares outstanding (000 omitted)   ...............  93,951     100,810
  Average debt per share ................................................... $  0.20     $     0
 #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser voluntarily waived a portion of their management fee, for certain of the periods indicated. If the fee been incurred by the Trust, the net investment income per share would have changed by less than $0.01 and the ratios would have been:
 Ratios (to average net assets)
  Expenses## ...............................................................    --          --
  Net investment income  ...................................................    --          --


                                                                                1995         1994         1993
Per share data (for a share outstanding throughout each period):             ------------ ------------ -----------
Net asset value --
 beginning of period  ......................................................  $   7.06      $  7.90    $  7.69
                                                                              --------      -------    ---------
Income from investment operations# --
 Net investment income[sec] ................................................  $   0.59      $  0.55    $  0.63
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions  ...................................................      0.49       ( 0.82)      0.31
                                                                              --------      --------   ---------
  Total from investment operations   .......................................  $   1.08      $ (0.27)   $  0.94
                                                                              --------      --------   ---------
Less distributions declared to shareholders
 From net investment income ................................................  $  (0.53)     $ (0.21)   $ (0.51)
 From net realized gain on investments and foreign currency transactions   .      --          (0.01)     (0.17)
 In excess of net investment income and foreign currency transactions ......      --           --        (0.05)
 From paid in capital ......................................................     (0.04)       (0.35)      --
                                                                              ---------     --------   ---------
  Total distributions declared to shareholders   ...........................  $  (0.57)     $ (0.57)   $ (0.73)
                                                                              ---------     --------   ---------
 Net asset value -- end of period ..........................................  $   7.57      $  7.06    $  7.90
                                                                              =========     ========   =========
 Per share market value -- end of period   .................................  $  6.500      $ 6.125    $ 7.375
 Total return   ............................................................    15.69%      (9.57)%      6.49%
 Ratios (to average net assets)/Supplemental data [sec]
  Interest Expense .........................................................     0.09%        0.08%      0.08%
  Other Expenses ##   ......................................................     1.10%        1.06%      1.03%
  Net investment income  ...................................................     8.13%        7.51%      8.14%
 Portfolio turnover   ......................................................      189%         133%       415%
 Net assets at end of period
  (000 omitted) ............................................................  $780,915     $829,356   $947,314
 Leverage analysis:   ......................................................
  Debt outstanding at end of period (000 omitted)   ........................  $   --       $ 90,000    $  --
  Average daily balance of debt outstanding (000 omitted) ..................  $ 10,750     $  9,616    $ 15,304
  Average daily number of shares outstanding (000 omitted)   ...............   108,970      117,774     123,067
  Average debt per share ...................................................  $   0.10     $   0.08    $   0.12
 #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser voluntarily waived a portion of their management fee, for certain of the periods indicated. If the fee been incurred by the Trust, the net investment income per share would have changed by less than $0.01 and the ratios would have been:
 Ratios (to average net assets)
  Expenses## ...............................................................     1.11%        1.07%       1.06%
  Net investment income  ...................................................     8.11%        7.50%       8.11%

                       See notes to financial statements

                                                                              Year Ended October 31,
                                                                             -------------------------
                                                                                1992         1991
Per share data (for a share outstanding throughout each period):             ------------ ------------
Net asset value --
 beginning of period  ......................................................  $   7.93     $   7.54
                                                                              --------     --------
Income from investment operations# --
 Net investment income[sec] ................................................  $   0.68     $   0.72
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions  ...................................................      --           0.90
                                                                              --------     --------
  Total from investment operations   .......................................  $   0.68     $   1.62
                                                                              --------     --------
Less distributions declared to shareholders
 From net investment income ................................................  $  (0.65)    $  (0.70)
 From net realized gain on investments and foreign currency transactions   .      --           --
 In excess of net investment income and foreign currency transactions ......      --           --
 From paid in capital ......................................................     (0.27)       (0.53)
                                                                              ---------    ---------
  Total distributions declared to shareholders   ...........................  $  (0.92)    $  (1.23)
                                                                              ---------    ---------
 Net asset value -- end of period ..........................................  $   7.69     $   7.93
                                                                              =========    =========
 Per share market value -- end of period   .................................  $  7.625     $  7.750
 Total return   ............................................................    10.25%       36.98%
 Ratios (to average net assets)/Supplemental data [sec]
  Interest Expense .........................................................     0.24%        0.23%
  Other Expenses ##   ......................................................     1.11%        1.11%
  Net investment income  ...................................................     8.69%        9.22%
 Portfolio turnover   ......................................................      425%         740%
 Net assets at end of period
  (000 omitted) ............................................................  $947,292     $968,813
 Leverage analysis:   ......................................................
  Debt outstanding at end of period (000 omitted)   ........................  $   --       $   --
  Average daily balance of debt outstanding (000 omitted) ..................  $ 39,230     $ 24,409
  Average daily number of shares outstanding (000 omitted)   ...............   122,612      121,698
  Average debt per share ...................................................  $   0.32     $   0.20
 #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser voluntarily waived a portion of their management fee, for certain of the periods indicated. If the fee incurred by the Trust, the net investment income per share would have changed by less than $0.01 and the ratios would have been:
 Ratios (to average net assets)
  Expenses## ...............................................................     1.14%        1.13%
  Net investment income  ...................................................     8.66%        9.20%

                                                                               1990           1989          1988
Per share data (for a share outstanding throughout each period):             ------------- ------------- ------------
Net asset value --
 beginning of period  ......................................................  $  8.66       $     9.01   $   8.81
                                                                              -------       ----------   ----------
Income from investment operations# --
 Net investment income[sec] ................................................  $  0.86       $     0.94   $   0.90
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions  ...................................................    (0.75)           (0.06)      0.53
                                                                              --------      ----------   ----------
  Total from investment operations   .......................................  $  0.11       $     0.88   $   1.43
                                                                              --------      ----------   ----------
Less distributions declared to shareholders
 From net investment income ................................................  $ (0.79)      $    (1.11)  $  (0.74)
 From net realized gain on investments and foreign currency transactions   .     --              --          --
 In excess of net investment income and foreign currency transactions ......     --              --          --
 From paid in capital ......................................................    (0.44)           (0.12)     (0.49)
                                                                              --------      ----------   ----------
  Total distributions declared to shareholders   ...........................  $ (1.23)      $    (1.23)  $  (1.23)
                                                                              --------      ----------   ----------
 Net asset value -- end of period ..........................................  $  7.54       $     8.66   $   9.01
                                                                              ========      ==========   ==========
 Per share market value -- end of period   .................................  $ 6.625       $     9.00   $ 10.000
 Total return   ............................................................ (14.08)%            2.68%     24.57%
 Ratios (to average net assets)/Supplemental data [sec]
  Interest Expense .........................................................    0.45%            --          --
  Other Expenses ##   ......................................................    1.19%            1.23%      1.12%
  Net investment income  ...................................................   10.61%           10.90%      9.96%
 Portfolio turnover   ......................................................     365%             423%       159%
 Net assets at end of period
  (000 omitted) ............................................................ $917,522       $1,056,536 $1,086,400
 Leverage analysis:   ......................................................
  Debt outstanding at end of period (000 omitted)   ........................ $  --          $    --      $   --
  Average daily balance of debt outstanding (000 omitted) .................. $ 43,956       $    --      $   --
  Average daily number of shares outstanding (000 omitted)   ...............  122,431            --          --
  Average debt per share ................................................... $   0.36       $    --      $   --
 #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser voluntarily waived a portion of their management fee, for certain of the periods indicated. If the fee incurred by the Trust, the net investment income per share would have changed by less than $0.01 and the ratios would have been:
 Ratios (to average net assets)
  Expenses## ...............................................................     1.23%           --          --
  Net investment income  ...................................................    10.57%           --          --

                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Multimarket Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- The Trust may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Futures Contracts -- The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should intereset or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

The Trust invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1997, $1,384,164 was reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss on investments and $27,706 was reclassified from accumulated distributions in excess of net investment income to paid-in capital due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At October 31, 1997, the Trust, for federal income tax purposes, had a capital loss carryforward of $3,074,429 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2003.

(3) Transactions with Affiliates
Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.34% of the Trust's average daily net assets and 5.40% of investment income.

Administrator -- Effective March 1, 1997, the Trust has an administrative services agreement with MFS to provide the Trust with certain financial and other administrative services. As a partial reimbursements for the cost of providing these services, the Trust pays MFS an administrative fee of up to 0.015% per annum of the Trust's average daily net assets, provided that the administrative fee is not assessed on Trust assets that exceed $3 billion:

             First $1 billion............... 0.0150%
             Next $1 billion ............... 0.0125%
             Next $1 billion ............... 0.0100%
             In excess of $3 billion  ...... 0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $46,082 for the year ended October 31, 1997.

Transfer Agent -- MFS Service Center, Inc. (MFSC) acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                              Purchases          Sales
------------------------------------------------------------------------------------------
      U.S. government securities  ........................    $250,537,781    $296,714,256
                                                              ============    ============
      Investments (non-U.S. government securities)  ......    $946,479,630    $894,710,259
                                                              ============    ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

      Aggregate cost ....................................    $ 697,873,231
                                                             =============
      Gross unrealized appreciation .....................       27,597,312
      Gross unrealized depreciation .....................    $ (11,165,144)
                                                             -------------
       Net unrealized appreciation (depreciation)  ......    $  16,432,168
                                                             =============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


                                                 Year Ended                        Year Ended
                                              October 31, 1997                  October 31, 1996
                                        -----------------------------------------------------------------
                                        Shares           Amount           Shares           Amount
 --------------------------------------------------------------------------------------------------------
     Treasury shares acquired  ......   (3,052,100)    $ (21,646,951)     (7,224,500)    $ (50,147,707)
                                        ----------     -------------      ----------     -------------
      Net decrease ..................   (3,052,100)    $ (21,646,951)     (7,224,500)    $ (50,147,707)
                                        ==========     =============      ==========     =============

In accordance with the provisions of the Trust's prospectus, 3,052,100 shares of beneficial interest were purchased by the Trust during the year ended October 31, 1997, at an average price per share of $7.09 and a weighted average discount of 8.77% per share. The Trust repurchased 7,224,500 shares of beneficial interest during the year ended October 31, 1996, at an average price per share of $6.94 and a weighted average discount of 7.89% per share.

(6) Quarterly Financial Information (Unaudited)

                                                                       Net Realized and        Net Increase (Decrease)
                                                                   Unrealized Gain (Loss) on   in Net Assets Resulting
                     Investment Income     Net Investment Income          Investments              from Operations
                   ----------------------------------------------------------------------------------------------------
                                  Per                    Per                        Per                        Per
Fiscal 1997          Amount      Share      Amount       Share       Amount         Share        Amount        Share
------------------ -----------------------------------------------------------------------------------------------------
January 31  ......  $17,395,070   $ 0.18   $14,444,386   $ 0.15    $   2,936,077    $  0.05    $ 17,380,463    $  0.20
April 30 .........   15,636,295     0.17    14,193,410     0.15      (10,390,678)     (0.11)      3,802,732       0.04
July 31  .........   15,537,900     0.17    13,618,593     0.15       30,655,864       0.31      44,274,457       0.46
October 31  ......   15,257,477     0.16    13,499,490      .014     (15,632,365)     (0.14)     (2,132,875)        --
                    -----------   ------   -----------   -------   -------------    -------    ------------    -------
                    $63,826,742   $ 0.68   $55,755,879   $ 0.59    $   7,568,898    $  0.11    $ 63,324,777    $  0.70
                    ===========   ======   ===========   =======   =============    =======    ============    =======
Fiscal 1996
-------------------
January 31  ......  $16,495,557   $ 0.16   $14,350,401   $ 0.14    $  19,679,715    $  0.20    $ 34,030,116    $  0.34
April 31 .........   16,601,752     0.16    14,485,304     0.14      (24,135,299)     (0.23)     (9,649,995)     (0.09)
July 31  .........   16,755,119     0.17    14,614,808     0.15       (4,561,296)     (0.03)     10,053,512       0.11
October 31  ......   15,991,788     0.16    13,909,519     0.14       19,952,681       0.22      33,862,200       0.37
                    -----------   ------   -----------   -------   -------------    -------    ------------    -------
                    $65,844,216   $ 0.65   $57,360,032   $ 0.57    $  10,935,801    $  0.16    $ 68,295,833    $  0.73
                    ===========   ======   ===========   =======   =============    =======    ============    =======

(7) Line of Credit

The Trust entered into an agreement for an unsecured line of credit with several banks which allowed the Trust to borrow up to $150 million to invest in accordance with the investment practices of the Trust. During the period, the maximum amount outstanding was $75 million. There were no outstanding borrowings at October 31, 1997. Interest rates on the amounts borrowed vary depending upon the source and are based upon either the bank's base rate, the bank's adjusted certificate of deposit rate, or the Eurodollar rate.

Interest expense incurred on the borrowings amounted to $1,183,534 for the year ended October 31, 1997, and the weighted average interest rate on these borrowings was 5.875%. Interest expense includes a commitment fee of $69,732 which is based on the average daily unused portion of the line of credit.

(8) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, interest rate swap contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                                 1997 Calls                           1997 Puts
                                                     ---------------------------------------------------------------------
                                                     Principal Amounts                    Principal Amounts
                                                       of Contracts                         of Contracts
                                                       (000 Omitted)        Premiums        (000 Omitted)      Premiums
--------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                --         $      --                --          $    --
Options written  .................................
  Australian Dollars   ...........................           8,659            44,701
  Deutsche Marks/British Pounds ..................                                              12,235             25,739
  Swiss Francs/Deutsche Marks   ..................          31,489           211,527
  United States Dollars   ........................          39,000           262,110
Options terminated in closing transactions  ......
  Australian Dollars   ...........................          (8,659)          (44,701)
  Duetsche Marks/British Pounds ..................                                             (12,235)           (25,739)
  Swiss Francs/Deutsche Marks   ..................          (9,361)          (57,214)
Options expired  .................................
  United States Dollars   ........................         (39,000)         (262,110)
                                                           -------         ---------
Outstanding, end of period Swiss Francs/
Deutsche Marks   .................................          22,128         $ 154,313                --          $    --
                                                           =======         =========           =======          =========

At October 31, 1997, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                  Net Unrealized
                                          Contracts to                            Contracts       Appreciation
              Settlement Date             Deliver/Receive     In Exchange for     at Value        (Depreciation)
------------------------------------------------------------------------------------------------------------------
Sales         1/07/98 .........   CAD            3,456,601       $ 2,536,955       $ 2,461,314      $  75,641
              1/07/98 .........   DEM           23,608,685        13,902,182        13,728,049        174,133
              1/07/98 .........   ESP          288,635,803         1,992,103         1,982,639          9,464
                                                                 -----------       -----------      ---------
                                                                 $18,431,240       $18,172,002      $ 259,238
                                                                 ===========       ===========      =========
Purchases     1/07/98 .........   CHF           20,328,514        14,470,753        14,608,578        137,825
              1/07/98 .........   DKK           36,542,815         5,634,802         5,583,596        (51,206)
              1/07/98 .........   ESP        1,972,521,248        13,185,302        13,549,248        363,946
              1/07/98 .........   GBP            7,091,841        11,764,592        11,856,964         92,372
              1/07/98 .........   ITL       18,279,998,326        10,554,418        10,785,199        230,781
                                                                 -----------       -----------      ---------
                                                                 $55,609,867       $56,383,585      $ 773,718
                                                                 ===========       ===========      =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $2,759,038 with Bankers Trust, $70,644 with C.S. First Boston, $927,810 with Merrill Lynch and a net payable of $811,756 with Deutsche Bank and $853,746 with Swiss Bank at October 31, 1997. Closed forward foreign currency exchange contracts excluded above amount to a net receivable of $268,319 with Goldman Sachs.

At October 31, 1997, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Cross Currency Swaps


                          Notional Principal         Cash Flows              Cash Flows           Unrealized
Expiration                Amount of Contract      Paid by the Trust     Received by the Trust    Appreciation
--------------------------------------------------------------------------------------------------------------
 9/18/00  ......   ITL      15,000,000,000            DEM Fixed               ITL Fixed
                   DEM          15,390,930             4.565%                   5.68%               47,636
                                                                                                    ==========

(9) Restricted Securities

The Trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1997, the Trust owned the following restricted securities (constituting 3.8% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service of brokers, or if not available, in good faith by or at the direction of the Trustees.


                                          Date of
Description                             Acquisition       Shares          Cost            Value
--------------------------------------------------------------------------------------------------
Cargil, Inc., 2002 ..................      8/29/97      10,000,000      $10,126,434    $10,129,753
George Town Real Estate Ltd.,
 5.9s, 2007  ........................     12/20/96       4,000,000        4,000,000      4,066,000
Residential Reinsurance, Ltd.,
 "A", 8.863s, 2008 ..................       6/6/97       2,000,000        2,000,000      2,026,250
Russia Interest Note floating
 rate, 2049  ........................      3/18/97       6,000,000        4,252,500      4,012,500
Russia Interest Note floating
 rate, 2049  ........................      8/28/97       3,500,000        2,784,687      2,340,625
CSFB Moscow Note, 12/30/97  .........      4/25/97       3,750,000        3,553,256      3,649,515
Merrill Lynch Mortgage
 Investors, Inc., 8.103, 2023  ......      6/22/96       1,200,000          831,750      1,125,938
UDC Homes, Inc. Trust, 14.5s,
 2000  ..............................      4/30/93          29,000           14,650         16,115
                                                                                       -----------
                                                                                       $27,366,696
                                                                                       ===========

Independent Auditors' Report

To the Trustees and Shareholders of MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust, including the schedule of portfolio investments as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended October 31, 1994 indicated herein, were audited by other auditors whose report dated December 17, 1993 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Multimarket Income Trust at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.


[signature of Ernst & Young LLP]


Boston, Massachusetts
December 12, 1997
                                                                              23

[back cover]
MFS(R) Multimarket Income Trust

Trustees
A. Keith Brodkin*
Chairman and President

Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company; Director,
Cambridge Bancorp; Director,
Cambridge Trust Company

Peter G. Harwood(1)
Private Investor

J. Atwood Ives(2)
Chairman and Chief Executive Officer,
Eastern Enterprises

Lawrence T. Perera(2)
Partner, Hemenway & Barnes

William J. Poorvu(1)
Adjunct Professor, Harvard University
Graduate School of Business
Administration

Charles W. Schmidt(1)
Private Investor

Arnold D. Scott *
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

Elaine R. Smith(1)
Independent Consultant

David B. Stone(1)(2)
Chairman, North American
Management Corp.
(investment advisers)

Portfolio Manager
James T. Swanson*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Ernst & Young LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

  * Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.

[recycle logo] This report is printed on recycled paper.      MMTCE-2 12/97 87M